SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             _______________________


                                    FORM 8-K

                             _______________________


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 16, 2003

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-6686                  13-1024020
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 (State or Other Jurisdiction      (Commission File            (IRS Employer
       of Incorporation)                Number)             Identification No.)

  1271 Avenue of the Americas, New York, New York                 10020
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      (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure.

         On December 16, 2003, The Interpublic Group of Companies, Inc. ("Interpublic") entered into an underwriting agreement (the "Common Stock Underwriting Agreement") with Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and UBS Securities LLC (the "Representatives"), as representatives of the several underwriters named therein, relating to the offer and sale by Interpublic of up to 25,758,160 shares of common stock, par value $0.10 per share (the "Common Stock"). On December 17, 2003, Interpublic filed a prospectus supplement (the "Common Stock Prospectus Supplement"), dated December 16, 2003 and relating to the offer and sale of the Common Stock, to the prospectus (the "Prospectus"), dated November 20, 2003, included as part of the Registration Statement on Form S-3 (file no. 333-109384) of Interpublic (the "Registration Statement"). The Common Stock Prospectus Supplement, together with the Prospectus but excluding the documents incorporated therein by reference, is included herein as Exhibit 99.1 and is incorporated herein by reference.

         On December 16, 2003, Interpublic also entered into an underwriting agreement (the "Series A Preferred Stock Underwriting Agreement") with the Representatives, as representatives of the several underwriters named therein, relating to the offer and sale by Interpublic of up to 7,475,000 shares of 53/8% Series A Mandatory Convertible Preferred Stock (the "Series A Preferred Stock"). On December 17, 2003, Interpublic filed a prospectus supplement (the "Series A Preferred Stock Prospectus Supplement"), dated December 16, 2003 and relating to the offer and sale of the Series A Preferred Stock, to the Prospectus. The Series A Preferred Stock Prospectus Supplement, together with the Prospectus but excluding the documents incorporated therein by reference, is included herein as
Exhibit 99.2 and is incorporated herein by reference.

         In connection with the pricing of the sale of the Common Stock and the Series A Preferred Stock, Interpublic issued a press release on December 16, 2003, a copy of which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

         In order to furnish certain exhibits for incorporation by reference in the Registration Statement, Interpublic is filing the Common Stock Underwriting Agreement, the Series A Preferred Stock Underwriting Agreement and the Certificate of Designations relating to the Series A Preferred Stock under Item 7 hereof.


Item 7.  Financial Statements and Exhibits

   Exhibit                     Description of Exhibits
    Number                     -----------------------
    ------

     1.1* Common Stock Underwriting Agreement, dated December 16, 2003, among The Interpublic Group of Companies, Inc. and Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives of the several underwriters named therein.

     1.2* 5 3/8% Series A Mandatory Convertible Preferred Stock Underwriting Agreement, dated December 16, 2003, among The Interpublic Group of Companies, Inc. and Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and UBS Securities LLC, as representative of the several underwriters named therein.

     4.1* Certificate of Designations of 5 3/8% Series A Senior Mandatory Convertible Preferred Stock of The Interpublic Group of Companies, Inc., as filed with the Delaware Secretary of State on December 17, 2003.

     99.1 Common stock prospectus supplement, excluding the documents incorporated by reference therein (incorporated by reference to prospectus supplement dated December 16, 2003 of the Interpublic Group of Companies, Inc. relating to the offer and sale of its common stock, filed under Rule 424(b)(5) on December 17, 2003).

     99.2 5 3/8% Series A mandatory convertible preferred stock prospectus supplement, excluding the documents incorporated by reference therein (incorporated by reference to prospectus supplement dated December 16, 2003 of the Interpublic Group of Companies, Inc. relating to the offer and sale of its Series A mandatory convertible preferred stock , filed under Rule 424(b)(5) on December 17, 2003).

     99.3 Press Release, dated December 16, 2003, issued by The Interpublic Group of Companies, Inc. in connection with the sale of its Common Stock and 5 3/8% Series A Mandatory Convertible Preferred Stock.

* Filed herewith and incorporated by reference in the registration statement on Form S-3 (No. 333-109384) of The Interpublic Group of Companies, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE INTERPUBLIC GROUP OF
                                               COMPANIES, INC.


Date: December 19, 2003                      By: /s/ Nicholas J. Camera
                                                 -------------------------------
                                                 Nicholas J. Camera
                                                 Senior Vice President, General
                                                 Counsel and Secretary